Exhibit 99.2

FORM OF WARRANT

THIS WARRANT IS ISSUED IN CONNECTION WITH A TECHNOLOGY AND INTELLECTUAL PROPERTY PURCHASE AGREEMENT DATED AS OF MARCH 28, 2011.  TRANSFER, HEDGING AND OTHER TRANSACTION WITH RESPECT TO THIS WARRANT AND SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO RESTRICTIONS CONTAINED IN A LOCK-UP AND RE-SALES RESTRICTION AGREEMENT DATED AS OF MARCH 28, 2011.

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR TRANSFERRED, UNLESS THERE EXISTS AN EFFECTIVE REGISTRATION STATEMENT THEREFORE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ALL APPLICABLE STATE SECURITIES LAWS OR THE ISSUER HEREOF HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL OF THE ISSUER, THAT SUCH SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR TRANSFER IS EXEMPT FROM REGISTRATION.

NEXT FUEL, INC.

Form Of Common Stock Warrant

Warrant No. W-1	March 28, 2011

This Warrant is issued to Robert H. Craig, and its permissible transferees, successors and assigns (the "Holder"), by Next Fuel, Inc., a Nevada corporation (the "Company"), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged.

1.    Purchase of Securities.  Subject to the terms and conditions hereinafter set forth, the Holder shall be entitled, at any time during the Exercise Period (as set forth in Section 3 below), to purchase from the Company One Million (1,000,000) shares of Common Stock of the Company (the "Warrant Shares") (subject to adjustment as provided in Section 7 of this Warrant).

2.    Warrant Price.  The exercise price per Warrant Share is:  (i) Twenty ($0.20) Cents per Warrant Share, if this Warrant is exercised on or before March 31, 2012, and (ii) Thirty ($0.30) Cents per Warrant Share, if the Warrant is exercised on or after April 1, 2012 and before expiration of the Exercise Period (subject to adjustment pursuant to Section 7 of this Warrant) (the "Exercise Price").

3.    Exercise Period.  This Warrant is exercisable in whole or in part in one or more installments at any time (s) after the date of this Warrant and on or before March 31, 2013 (the "Exercise Period").

4.    Method of Exercise.  While this Warrant remains outstanding and exercisable, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby.  Such exercise shall be effected by the surrender of this Warrant, together with a duly executed copy of the Notice of Exercise attached hereto as Appendix 1 to the Secretary of the Company at its principal offices, and payment of the Exercise Price.

5.    Certificates for Warrant Shares.  Upon the exercise of the purchase rights evidenced by this Warrant pursuant to Section 4 hereof, the Holder shall immediately be deemed a Holder of the Warrant Shares so purchased, and one or more certificates for the number of Warrant Shares so purchased shall be issued in the name of the Holder as soon as practicable following the receipt of the completed Notice of Exercise and payment of the Exercise Price for such Warrant Shares.  No fractional Warrant Shares are issuable upon exercise of this Warrant.  The Company may pay cash in lieu of issuing any fractional Warrant Shares upon the exercise of the Holder’s purchase rights under this Warrant, but no such payment is required until and unless this Warrant is exercised in full.

6.    Reservation of Warrant Shares.  The Company covenants that, during the Exercise Period, the Company will reserve from its authorized and unissued shares a sufficient amount to provide for the issuance of the Warrant Shares.  The Company further covenants that such Warrant Shares, when issued pursuant to the exercise of this Warrant, will, upon issuance, be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

7.    Adjustment of Exercise Price and Number of Warrant Shares.  The number of and kind of securities purchasable upon exercise of this Warrant, and the Exercise Price therefore, shall be subject to adjustment from time to time as follows:

 a.    Subdivisions, Combinations and Other Issuances.  If the Company shall at any time prior to the expiration of this Warrant subdivide its outstanding Common Stock, by split-up or otherwise, or combine its outstanding Common Stock, or issue additional Warrant Shares of its capital stock as a dividend with respect to any shares of Common Stock, the number of Warrant Shares issuable upon the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination.  Appropriate adjustments shall also be made to the Exercise Price, but the aggregate purchase price payable for the total amount of Warrant Shares purchasable under this Warrant (as adjusted) shall remain the same.  Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

 b.    Reclassification, Exchange and Substitution.  If the Warrant Shares issuable upon exercise of this Warrant shall be changed into a different form or class of securities of the Company, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of Warrant Shares provided for above), the Holder shall, on exercise of this Warrant, be entitled to purchase, in lieu of the Warrant Shares that the Holder would have become entitled to purchase but for such change, an amount of such other securities equivalent to the amount that the Holder would have received had this Warrant been exercised immediately before that change, all subject to further adjustment as provided in this Section 7.

 c.    Reorganizations, Mergers, Consolidations or Sale of Assets.  If at any time there shall be a capital reorganization of the Company’s outstanding equity securities (other than a combination, reclassification, exchange, or subdivision of Warrant Shares provided for elsewhere in this Warrant) or merger or consolidation of the Company with or into another corporation, as a part of such capital reorganization, merger or consolidation, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Exercise Price then in effect, the number and class of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Warrant Shares issuable upon exercise of this Warrant would have been entitled in such capital reorganization, merger or consolidation if this Warrant had been exercised immediately prior thereto.  In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the capital reorganization, merger or consolidation such that the provisions of this Warrant (including adjustment of the Exercise Price then in effect and number of shares purchasable upon exercise of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any Warrant Shares or other property deliverable after that event upon exercise of this Warrant. The provisions of this paragraph shall similarly apply to successive capital reorganizations, mergers or consolidations.

 d.    Notice of Adjustments.  The Company shall give notice of each adjustment or readjustment of the amount of Warrant Shares or other securities issuable upon exercise of this Warrant and the Exercise Price to the registered Holder at such Holder’s address as shown on the Company’s books within thirty (30) days after the occurrence of the event resulting in such adjustment.

 e.    No Change Necessary.  The form of this Warrant need not be changed because of any adjustment in the amount of Warrant Shares issuable upon its exercise.  A Warrant issued after any adjustment upon any partial exercise or in replacement may continue to express the same amount of Warrant Shares (appropriately reduced in the case of partial exercise) as are stated in this Warrant as initially issued, and that number of Warrant Shares shall be considered to have been so changed at the close of business on the date of adjustment.

8.    Exercise, Transfer and Exchange Restrictions.  The transfer, surrender or exchange of this Warrant or any of the Warrant Shares issued upon the exercise hereof is subject to any restrictions on transfer imposed by state and federal securities laws.  Any Warrant or certificate representing Warrant Shares shall bear legend(s) substantially as follows:

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended or any state securities laws, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under such Act and applicable state securities laws or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required.

THIS WARRANT IS ISSUED IN CONNECTION WITH A TECHNOLOGY AND INTELLECTUAL PROPERTY PURCHASE AGREEMENT DATED AS OF MARCH 28, 2011.  TRANSFER OF THIS WARRANT ARE SUBJECT TO RESTRICTIONS CONTAINED IN A LOCK-UP AND RE-SALES RESTRICTION AGREEMENT DATED AS OF MARCH 28, 2011.

9.    Loss, Theft, Mutilation, etc.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

10.    Notices.  All notices required under this Warrant shall be deemed to have been given or made (i) upon personal delivery, with acknowledgement received (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile (with a copy of such notice sent no later than the next business day by reputable overnight courier service, with acknowledgement of receipt), (iii) upon receipt, when sent by reputable overnight courier service, with acknowledgement of receipt or (iv) three (3) business days after posting when sent by registered or certified United States mail, postage prepaid, return receipt requested.  Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing).  Notices to the Holder shall be sent to the address of the Holder at 25 Goose Lane Sheridan, WY 82801 (or at such other place as the Holder shall notify the Company hereof in writing).

11.    Waiver.  This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing, signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

12.    Successor and Assigns.  This Warrant shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that the Company shall have no right to assign its rights, or to delegate its obligations, hereunder without the prior written consent of Holder.

13.    Governing Law Arbitration and Venue.  This Agreement is governed by Wyoming law, except for principals of law that govern conflicts of law or choice of jurisprudence.  All claims or disputes arising among the parties and relating to this Agreement or the breach, termination or validity thereof shall be settled by binding arbitration in accordance with the then-current rules for arbitration of the CPR Institute for Dispute Resolution.  There shall be a single neutral arbitrator selected in accordance with such rules. The arbitration process shall be governed by the Wyoming Uniform Arbitration Act, W.S. §§ 1-36-101 through 1-36-119. The place of the arbitration shall be Sheridan County, Wyoming, and the arbitrator shall apply the substantive law of the State of Wyoming, exclusive of its choice of law rules, in deciding the dispute.  The arbitrator shall have authority to award provisional relief.  The final award of the arbitrator may include compensatory damages, not including pre-award interest, and specific relief limited to requiring the parties to comply with the provisions of this Agreement.  The arbitrator is not empowered to award exemplary or punitive damages and each party hereby waives any right to recover such damages with respect to any dispute resolved by arbitration.  The arbitrator is empowered to award reasonable attorneys’ fees in addition to the costs of arbitration.  The arbitrator’s award may be confirmed and judgment entered thereon in accordance with the governing arbitration law specified above.  Any claim of a party hereunder shall be time barred unless arbitration with respect to such claim is commenced within one (1) year after such claim arose.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.

NEXT FUEL, INC.

By:	/s/ John Cline
Name: John Cline
Title: President

100475-00005
ND: 4819-2757-2745, v.  1

APPENDIX 1
TO
WARRANT

NOTICE OF EXERCISE

Next Fuel, Inc.
Insert Principal Office Address
Attention: Secretary

The undersigned hereby represents that the authorized owner of the Warrant has not transferred to any other person any rights or interest in the Warrant.  The undersigned hereby exercises the Warrant for ______ (_____) Warrant Shares and hereby tenders an Exercise Price of ________________ ($______) Dollars per Warrant Share.

You are hereby instructed to issue the Warrant Shares in the name of the undersigned and to deliver the Warrant Shares and any unexercised portion of the Warrant to the address listed below.

Date:	HOLDER:
Address for Delivery: